UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 27, 2019

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	D	New York Stock Exchange
2019 Series A 7.25% Corporate Units	DCUE	New York Stock Exchange
2016 Series A 6.75% Corporate Units	DCUD	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 27, 2019, Dominion Energy, Inc. (the “Company”) completed the optional remarketing (the “Remarketing”) of $700,000,000 aggregate principal amount of its 2016 Series A-1 2.0% remarketable subordinated notes due 2021 (the “Series A-1 Notes”) and $700,000,000 aggregate principal amount of its 2016 Series A-2 2.0% remarketable subordinated notes due 2024 (the “Series A-2 Notes” and, together with the Series A-1 Notes, the “Notes”), originally issued as components of its 2016 Series A Corporate Units (the “Corporate Units”) on August 15, 2016. The Remarketing was registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on June 30, 2017 (File No. 333-219088).

In connection with the Remarketing, the Company entered into a Remarketing Agreement, dated as of May 20, 2019 (the “Remarketing Agreement”), among the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and RBC Capital Markets, LLC, as the reset agents and the remarketing agents, and Deutsche Bank Trust Company Americas, solely in its capacity as purchase contract agent and as attorney-in-fact of the holders of purchase contracts, a form of which is included as Exhibit P to the Series A Purchase Contract and Pledge Agreement, dated as of August 15, 2016, between the Company and Deutsche Bank Trust Company Americas, as purchase contract agent and attorney-in-fact of the holders of the purchase contracts, collateral agent, custodial agent and securities intermediary, filed as Exhibit 4.7 to the Company’s Current Report on Form 8-K filed on August 15, 2016. In connection with the Remarketing and pursuant to the terms of the Remarketing Agreement and the indenture referenced below, the interest rate on the Series A-1 Notes was reset to 2.715% per annum and the interest rate on the Series A-2 Notes was reset to 3.071% per annum.

The Notes were issued under the Junior Subordinated Indenture II, dated as of June 1, 2006, between the Company and The Bank of New York Mellon (as successor trustee to JPMorgan Chase Bank, N.A.) (the “Indenture Trustee”), as supplemented and amended by the Third Supplemental and Amending Indenture thereto, dated as of June 1, 2009 (as so amended, the “Base Indenture”), among the Company, the Indenture Trustee and Deutsche Bank Trust Company Americas, as series trustee (the “Series Trustee”), and, in the case of the Series A-1 Notes, by the Eleventh Supplemental Indenture, dated as of August 1, 2016 (the “Eleventh Supplemental Indenture”), between the Company and the Series Trustee or, in the case of the Series A-2 Notes, by the Twelfth Supplemental Indenture, dated as of August 1, 2016 (the “Twelfth Supplemental Indenture”), between the Company and the Series Trustee. The Base Indenture and the Eleventh Supplemental Indenture have been further supplemented and amended with respect to the Series A-1 Notes by a Fourteenth Supplemental Indenture, dated as of June 27, 2019, between the Company and the Series Trustee, which, among other things, redesignates the Series A-1 Notes as the “Series A-1 2.715% Junior Subordinated Notes due 2021” following the Remarketing. The Base Indenture and the Twelfth Supplemental Indenture have been further supplemented and amended with respect to the Series A-2 Notes by a Fifteenth Supplemental Indenture, dated as of June 27, 2019, between the Company and the Series Trustee, which, among other things, redesignates the Series A-2 Notes as the “Series A-2 3.071% Junior Subordinated Notes due 2024” following the Remarketing.

The Company did not receive any proceeds from the Remarketing. The proceeds were used to purchase a portfolio of treasury securities maturing on August 15, 2019. The Company expects that a portion of the funds generated upon maturity of the portfolio will be used to settle with the Company on August 15, 2019 the purchase contracts issued as part of the Corporate Units.

Item 9.01	Financial Statements and Exhibits

Exhibits

4.1	Junior Subordinated Indenture II, dated June 1, 2006, between the Company and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Trustee, incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended June 30, 2006 filed August 3, 2006, File No. 001-08489.

4.2	Form of Third Supplemental and Amending Indenture to the Junior Subordinated Indenture II, dated June 1, 2009, among the Company, The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.) as Original Trustee and Deutsche Bank Trust Company Americas, as Series Trustee, incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed June 15, 2009, File No. 001-08489.

4.3	Eleventh Supplemental Indenture, dated August 1, 2016, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee, with respect to the 2016 Series A-1 2.0% Remarketable Subordinated Notes due 2021, incorporated by reference to Exhibit 4.3 to the Company’s Form 8-K filed August 15, 2016, File No. 001-08489.

4.4	Twelfth Supplemental Indenture, dated August 1, 2016, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee, with respect to the 2016 Series A-2 2.0% Remarketable Subordinated Notes due 2024, incorporated by reference to Exhibit 4.4 to the Company’s Form 8-K filed August 15, 2016, File No. 001-08489.

4.5	Fourteenth Supplemental Indenture, dated June 27, 2019, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee, with respect to the Series A-1 2.715% Junior Subordinated Notes due 2021.*

4.6	Fifteenth Supplemental Indenture, dated June 27, 2019, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee, with respect to the Series A-2 3.071% Junior Subordinated Notes due 2024.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: June 27, 2019